Exhibit 32.2
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               Certification by Accounting Manager to Section 906

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Touchstone Software, Inc. (the "Company") on Form 10-QSB for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on this date (the "Report"), I, Michelle
L. Carrozzella, Accounting Manager of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/S/ Michelle L. Carrozzella
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Michelle L. Carrozzella
Accounting Manager
November 6, 2003